UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 1, 2011
APPROACH RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33801	51-0424817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Ridgmar Centre
6500 West Freeway, Suite 800
Fort Worth, Texas		76116
(Address of principal executive offices)		(Zip Code)
(817) 989-9000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
     Approach Resources Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) on June 1, 2011, in Fort Worth, Texas, for the following purposes: (1) to elect three directors to the class of directors whose term expires at 2014 Annual Meeting of Stockholders; (2) to hold an advisory vote on the compensation of the Company’s named executive officers; (3) to hold an advisory vote on the frequency of future advisory votes on executive compensation; (4) to reapprove certain material terms of the Company’s 2007 Stock Incentive Plan to comply with Section 162(m) of the Internal Revenue Code; and (5) to ratify the appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. Each of these items is more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 21, 2011.
     At the close of business on April 13, 2011, the record date for the Annual Meeting, there were 28,460,473 shares of the Company’s common stock issued, outstanding and entitled to vote at the Annual Meeting.
Proposal 1 — Election of Directors
     Each of the three nominees for director was duly elected by the Company’s stockholders, with votes as follows:

Nominee	Shares For	Shares Withheld	Broker Non-Votes
Alan D. Bell	24,091,070	155,243	2,582,024
Sheldon B. Lubar	23,472,858	773,455	2,582,024
Christopher J. Whyte	23,989,046	257,267	2,582,024
Proposal 2 — Advisory Vote on Executive Compensation
     With respect to the advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s 2011 proxy statement, the compensation of the Company’s named executive officers was approved, with votes as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
23,025,660	1,157,585	63,068	2,582,024
Proposal 3 — Advisory Vote on the Frequency of Future Advisory Votes
     With respect to the advisory vote on the frequency of future advisory votes on executive compensation, the votes were as follows:

One Year	Two Years	Three Years	Shares Abstaining	Broker Non-Votes
21,553,369	22,312	2,625,271	45,361	2,582,024
     Of the total votes cast on proposal 3 (excluding abstentions and broker non-votes), 88.89% voted for a frequency of one year, 0.09% voted for a frequency of two years and 10.83% voted for a frequency of three years. Based on these results, and consistent with the Board of Director’s prior recommendation to the Company’s stockholders in connection with such vote, the Company has determined that, until the next vote on the frequency of advisory votes on executive compensation, the Company will hold an advisory vote on executive compensation every year. In accordance with SEC regulations, the Company must hold a vote on the frequency of advisory votes on executive compensation at least once every six years.
Proposal 4 — Reapproval of Certain Terms of 2007 Stock Incentive Plan for Section 162(m)
     Certain materials terms of the Company’s 2007 Stock Incentive Plan were reapproved by the Company’s stockholders to comply with Section 162(m) of the Internal Revenue Code, with the votes as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
16,226,475	7,996,226	23,612	2,582,024
Proposal 5 — Ratification of Independent Public Accounting Firm
     The appointment of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, was ratified, with votes as follows:

Shares For	Shares Withheld	Shares Abstaining	Broker Non-Votes
26,813,978	10,881	3,478	0

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPROACH RESOURCES INC.
By:	/s/ J. Curtis Henderson
J. Curtis Henderson
Executive Vice President and General Counsel

Date: June 2, 2011

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